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                                                                    EXHIBIT 10.4


                         VISUAL MANAGEMENT SYSTEMS, INC.





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                             SUBSCRIPTION DOCUMENTS

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                               GENERAL INFORMATION

INFORMATION REGARDING SUBSCRIPTION


        The information contained herein is being furnished by the undersigned investor to enable Visual Management Systems, Inc. (the "Company"), to determine whether, under Sections 4(2) and/or 4(6) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D ("Regulation D") and Regulation S ("Regulation S") promulgated thereunder, the undersigned investor meets the qualification and suitability requirements for an investment in the Units (each a "Unit" and collectively, the "Units") offered for sale by the Company at a price of $2,500 per Unit. Each Unit consists of one (1) share of the Company's Series A Preferred Stock (the "Preferred Stock") and one detachable four-year warrant (the "Warrant") entitling the holder thereof to purchase 1,000 shares of Common Stock at a purchase price of $3.50 per share. Each share of Preferred Stock is convertible, at the option of the holder, into 1,000 shares of the Company's Common Stock ("Common Stock").

        By executing this document, the undersigned investor acknowledges that:
(i) the Company will rely upon the information contained herein for purposes of the above determination; (ii) the Units will not be registered under the Securities Act in reliance upon the exemption from registration provided by Sections 3(b) and/or 4(2) of the Securities Act and Regulation D; and (iii) purchase of the Units must be solely for the account of the undersigned investor, and not for the account of any other person or with a view toward resale, assignment, fractionalization or distribution thereof.

        By executing this document, the undersigned investor represents to the Company that the investor has adequate means of providing for current needs and possible personal contingencies and has no need for liquidity of this investment.

        Terms used herein that are not otherwise defined herein shall have the meaning ascribed to them as provided in the Confidential Private Placement Memorandum dated March 30, 2007.

        ALL INFORMATION PROVIDED BY PURCHASERS IN THESE SUBSCRIPTION DOCUMENTS (INCLUDING THE INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT) WILL BE TREATED CONFIDENTIALLY. Each purchaser, however, agrees that the Company, the Placement Agent and any finder or selling agent assisting in the sale of Units, or any of their directors, officers and representatives may present the information contained in the Subscription Documents to such parties as deemed appropriate if called on to establish the availability of an exemption from registration of the Units under the Securities Act or under applicable securities laws of any state.

                         VISUAL MANAGEMENT SYSTEMS, INC.

                             SUBSCRIPTION DOCUMENTS

                                  INSTRUCTIONS

        The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an accredited investor and, if accredited, in order to subscribe for the purchase of units ("Units"), each unit consisting of (i) one (1) share of Series A Preferred Stock (the "Preferred Stock"), and (ii) a detachable, transferable four-year warrant (the "Warrant") to purchase 1,000 shares of Common Stock, of Visual Management Systems, Inc. (the "Company").

                   PLEASE PRINT THE ANSWERS TO ALL QUESTIONS.

1.      ENCLOSED ARE THE FOLLOWING DOCUMENTS:

        (a) SUBSCRIPTION AGREEMENT. Be sure to carefully and fully read the Subscription Agreement, and execute the signature page which is applicable to you. On the appropriate signature page of the Subscription Agreement, the Subscriber must sign, print his, her or its name, address and social security or tax identification number where indicated, and indicate the number of Units subscribed for, the date of execution, the method of payment of the purchase price of the Units subscribed for, and the manner in which title to the Preferred Stock and Warrants will be held.

        (b) INVESTOR QUESTIONNAIRE. Be sure to carefully and fully read the Investor Questionnaire, which can be found after the signature pages to the Subscription Agreement. Complete the Investor Question and execute the signature page of the Investor Questionnaire where indicated.

A PROSPECTIVE SUBSCRIBER MUST BE SURE TO CAREFULLY AND FULLY READ THE ACCOMPANYING CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PRIOR TO RETURNING THE SIGNED SUBSCRIPTION DOCUMENTS.

2.      PAYMENT.

        (a) Payment of the purchase price may be made by: (1) certified or bank check made payable to "Corporate Stock Transfer, Inc. as escrow agent for Visual Management Systems, Inc.," or (2) wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to United Western Bank, as escrow bank for the Escrow Agent, pursuant to the wire instructions below, or (3) a combination of
                (1) and (2) above. The wire instructions to United Western Bank are as follows:

                               United Western Bank
                              278 University Blvd.
                             Denver, Colorado 80206
                               Tel. (720) 932-4305

                                ABA# 102 089 534
                               A/C# 31 00 100 928
      FBO Corporate Escrow Services/Visual Management Systems Holding, Inc.


3.      RETURN OF DOCUMENTS.

        Copies of the signed Subscription Agreement and Investor Questionnaire should be delivered to: Brookshire Securities Corporation, at 4 West Las Olas Boulevard, 8th Floor, Ft. Lauderdale, FL 33301, Attention: Mr. Timothy B. Ruggiero. If you should have any questions, please contact Mr. Ruggiero at tel:
(954) 714-9008 or fax: (954) 714-9131, or Ms Jennifer Koleser of Visual Management Systems Holding, Inc., at tel: (732) 281-1355 x207.



                            *           *          *
                            ========================

NAME OF SUBSCRIBER:_____________________________

Brookshire Securities Corporation
4 West Las Olas Boulevard
8th Floor
Ft. Lauderdale, FL 33301

Visual Management Systems, Inc.
1000 Industrial Way North, Suite C
Toms River, NJ  08755

                             SUBSCRIPTION AGREEMENT

        This Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in Visual Management Systems, Inc.(the "Company"). Brookshire Securities Corporation is acting as the Placement Agent (the "Placement Agent") in conducting a private placement (the "Private Placement") of up to 2,000 units ("Units") of the Company (subject to an increase in the number of units, if agreed to by the Company and the Placement Agent, up to an aggregate of 2,300 Units). With respect to Units sold by the Placement Agent and directly by the Company, the Company may pay fees to the Placement Agent and any finders or other selling agents who assist it in the sale of Units. Each Unit consists of: (1) one (1) share of the Company's Series A Preferred Stock ("Preferred Stock"), and (ii) a detachable, four-year warrant to purchase 1,000 shares of Common Stock of the Company at an exercise price of $3.50 per share of Common Stock (a "Warrant"). The purchase price is $2,500 per Unit. The Company reserves the right to sell up to an additional 300 Units at $2,500 per Unit for an aggregate offering of up to 2,300 Units.

        All subscriptions received will be deposited into an escrow account which will be non-interest bearing and held at United Western Bank, as escrow bank for Corporate Stock Transfer, Inc. (the "Escrow Agent"). All funds will be held in such escrow account and distributed from the Escrow Account to the Company as soon as practicable after the date that the following conditions (the "Conditions") have been satisfied: (i) the Company has accepted subscriptions for the sale of 1,000 Units or $2,500,000 (the "Minimum Offering"); and (ii) the Company has complied with all federal and state securities laws for the issuance of the Units (including, without limitation, making all necessary filings with the SEC). Thereafter, additional closings may be held from time to time by the Company and at such closings proceeds held in the Escrow Account shall be transferred to, and made immediately available to, the Company.

1.      SUBSCRIPTION AND PURCHASE PRICE

        (a) SUBSCRIPTION. The undersigned hereby irrevocably subscribes for and agrees to purchase that number of Units indicated on page 14 hereof on the terms and conditions described herein. The Company may reject any subscription, in whole or in part, in its sole and absolute discretion. Additionally, the Company may, in its sole and absolute discretion, accept subscriptions for the purchase of fractional Units.

        (b) PURCHASE OF SECURITIES. The undersigned understands and acknowledges that the purchase price to be remitted to the Escrow Agent in exchange for the Unit(s) shall be $2,500 per Unit, for an aggregate purchase price of $2,500 multiplied by the number of Units subscribed for (the "Aggregate Purchase Price"), subject to the Company's discretion to accept subscriptions for a fractional Unit. Payment of the Aggregate Purchase Price shall be made by the undersigned, by: (1) certified or bank check made payable to "Corporate Stock Transfer, Inc., as escrow agent for Visual Management Systems, Inc.," (2) wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to Western Bank, as escrow bank for the Escrow Agent, pursuant to the wire instructions provided below, or (3) a combination of (1) and (2) above. The wire instructions to United Western Bank are as follows:

                               United Western Bank
                              278 University Blvd.
                             Denver, Colorado 80206
                               Tel. (720) 932-4305

                                ABA# 102 089 534
                               A/C# 31 00 100 928
      FBO Corporate Escrow Services/Visual Management Systems Holding, Inc.

2.      ACCEPTANCE AND CLOSING PROCEDURES

        (a)     Acceptance or Rejection.

        The undersigned understands and agrees that this subscription may be accepted or rejected by either the Company or the Placement Agent, in whole or in part, in its sole and absolute discretion, and if accepted, the Units (including the Preferred Stock and Warrants and Common Stock underlying the Warrants or into which the Preferred Stock is convertible) purchased pursuant hereto will be issued only in the name of the undersigned as specified on the signature page of this Agreement. The undersigned hereby acknowledges and agrees that this Agreement may not be canceled, revoked or withdrawn, and that this Subscription Agreement and the documents submitted herewith shall survive: (a) changes in the transactions, documents and instruments described in the Memorandum that do not materially adversely affect the undersigned or the undersigned's investment; and (b) the death or disability of the undersigned; provided, however, that if the Company shall not have accepted this Subscription Agreement within one hundred eighty (180) days of the date which the undersigned executes the Subscription Agreement, this Subscription Agreement and all documents submitted herewith shall automatically be cancelled, terminated and revoked, and all funds heretofore or herewith paid shall be returned promptly to the undersigned without interest.

        In the event of rejection of the Subscription Agreement by the Company or the Placement Agent, or if the sale of the Units is not consummated for any reason, this Subscription Agreement and any other agreement entered into between the undersigned, the Company, the Placement Agent or any finder or other selling agent relating to this subscription shall thereafter have no force or effect, and Company shall promptly return or cause to be returned to the

                                       2
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undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

        (b)     Closings.

        The initial closing of the purchase and sale of the Units (the "Initial Closing") shall take place at the principal offices of Visual Management Systems, Inc., or such other place as determined by the Company and Placement Agent, as soon as practicable after the Conditions are satisfied. After the Initial Closing, additional closings may be held from time to time by the Company and at such closings proceeds held in the Escrow Account shall be transferred to, and made immediately available to, the Company.

        (c)     Termination.

        The subscription period for the Private Placement will terminate on May 31, 2007, unless extended by the Company and the Placement Agent, in their sole discretion, without notice to the undersigned (the "Termination Date"). The Company and the Placement Agent may terminate the Private Placement at any time and without notice to the undersigned. If the Conditions have not been satisfied on or before the Termination Date (as such may be extended), or if the Private Placement is otherwise terminated or withdrawn, then the Escrow Agent will return to each subscriber his, her or its subscription amount, without interest or deduction therefrom.

3.      INVESTOR'S REPRESENTATIONS AND WARRANTIES

        The undersigned makes the following agreements, representations, declarations, acknowledgments and warranties to the Company, the Placement Agent and any finders, selling agents or other person who assists the Company in making sales of Units with the intent that they be relied upon in determining the undersigned's suitability as a purchaser of the Units:

        (a) The undersigned has full power and authority to enter into this Subscription Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Subscription Agreement constitutes a valid and legally binding obligation of the undersigned.

        (b) The undersigned acknowledges that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) and/or 4(6) of the Securities Act and the provisions of Regulation D and Regulation S promulgated thereunder. In furtherance thereof, the undersigned represents and warrants as follows:

                (i) The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned's representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

                (ii) The undersigned is acquiring the Unit(s) solely for the undersigned's own beneficial account, for investment purposes, and not with view to, or

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


                        resale in connection with, any distribution of the securities comprising the Units, including the Preferred Stock, the Warrants and such shares of Common Stock into which the Warrants are exercised or into which the Preferred Stock is convertible;

                (iii) The undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Units (including the Preferred Stock, the Warrants and the Common Stock underlying the Warrants or into which the Preferred Stock is convertible) for which the undersigned hereby subscribes, and the undersigned has no present plans or intentions to enter into any such contract, undertaking or arrangement;

                (iv) The undersigned has the financial ability to bear the economic risk of the undersigned's investment, has adequate means for providing for the undersigned's current needs and contingencies, and has no need for liquidity with respect to the undersigned's investment in the Company;

                (v)     _______________________ [insert name of Purchaser
                        Representative: if none, so state] has acted as the undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by such Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular; and

                (vi) The undersigned (together with the undersigned's Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

        (c) The information in the Investor Questionnaire completed and executed by the undersigned (the "Investor Questionnaire") is accurate and true in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

        (d) The undersigned (and the undersigned's Purchaser Representative, if any) has been furnished with a copy of the Confidential Private Placement Memorandum, dated March 30, 2007, together with all annexes thereto (as such documents may be amended or supplemented, the "Memorandum"), relating to the private placement by the Company of the Units. The undersigned acknowledges that the Company has made available to the undersigned (and the undersigned's Purchaser Representative, if any) or provided the undersigned (and/or the undersigned's

                Purchaser Representative, if any) the opportunity to review all documents pertaining to the investment opportunity described in the Memorandum and this Subscription Agreement, and has allowed the undersigned (and the undersigned's Purchaser Representative, if any) an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the Memorandum, this Subscription Agreement or related documents. The undersigned further acknowledges that the undersigned has received all information concerning the Company, the Company's business, and all other information necessary for the undersigned to invest in the Company.

        (e) The undersigned is not relying on the Placement Agent, the Company, or any finder or selling agent with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only the person(s), if any, named as Purchaser Representative(s) herein. Each Purchaser Representative, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the undersigned, the Placement Agent, the Company, or any finder or selling agent engaged to sell Units.

        (f) The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the shares of Preferred Stock, the Warrants or the shares of Common Stock into which the Warrants are exercisable or into which the Preferred Stock is convertible without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of the purchase of Units because, among other reasons, neither the shares of Preferred Stock, the Warrants nor the Common Stock underlying the Warrants or into which the Preferred Stock is convertible have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the shares of Preferred Stock, Warrants and Common Stock into which the Warrants are exercisable or into which the Preferred Stock is convertible are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the shares of Preferred Stock, Warrants or the Common Stock underlying the Warrants or into which the Preferred Stock is convertible on the undersigned's behalf or to assist the undersigned in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the shares of Preferred Stock, Warrants and Common

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                Stock underlying the Warrants or into which the Preferred Stock is convertible are further restricted by state securities laws and the provisions of this Agreement.

        (g) No representations or warranties have been made to the undersigned by the Company, the Placement Agent, or any other finder or selling agent engaged to sell Units, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the Memorandum.

        (h) The undersigned understands and acknowledges that the undersigned's purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the undersigned's entire investment in the Units. The undersigned is able to bear the loss of the undersigned's entire investment in the Units.

        (i) The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

        (j) The undersigned understands and agrees that the certificates for the shares of Preferred Stock, Warrants and Common Stock underlying the Warrants or into which the Preferred Stock is convertible shall bear substantially the following legend until
                (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective, or (ii) in the opinion of counsel for the Company, such securities may be sold without registration under the Securities Act as well as any applicable "blue sky" or state securities laws:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

        (k) FOR FOREIGN INVESTORS ONLY. If the undersigned is a foreign (non-U.S.) investor, the undersigned represents and warrants:

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                (i)     Neither the undersigned nor any person or entity for
                        whom the undersigned is acting as fiduciary is a U.S. Person. A U.S. Person means any one of the following:

                        (1) any natural person resident in the United States of America;

                        (2) any partnership or corporation organized or incorporated under the laws of the United States;

                        (3)     any estate of which any executor or
                                administrator is a U.S. Person;

                        (4)     any trust of which any trustee is a U.S. Person;

                        (5) any agency or branch of a foreign entity located in the United States;

                        (6) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                        (7) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

                        (8)     any partnership or corporation if:

                                a. organized or incorporated under the laws of any foreign jurisdiction; and

                                b. formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                (ii) At the time the agreement to purchase was originated, the undersigned was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement. No offer to purchase Units was made in the United States.

                (iii) The undersigned is purchasing the Units for its own account or for the account of beneficiaries for whom the undersigned has full investment discretion with respect to the Units and from whom the undersigned has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct investor hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. The undersigned is not purchasing the Units on behalf of any U.S. Person and the sale has not been prearranged with a purchaser in the United States.

                (iv) All subsequent offers and sales of the Units (including the Preferred Stock, Warrants and Common Stock underlying the Warrants or into which the Preferred Stock is convertible) will be made (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Units under the Securities Act, or (c) pursuant to an exemption from such registration.

        (l) The foregoing representations, warranties, and agreements shall survive the Closing.

4.      THE COMPANY'S REPRESENTATIONS AND WARRANTIES

        The Company hereby acknowledges, agrees with and represents and warrants to the undersigned, as follows:

        (a) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

        (b) The Preferred Stock and Warrants to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

        (c) The Common Stock issuable to the undersigned upon exercise of the Warrants, or into which the Preferred Stock is convertible when issued and delivered in accordance with this Agreement and the Warrant and the Preferred Stock, will, upon receipt by the Company of the applicable cash exercise price therefor, be validly issued and fully paid and nonassessable.

        (d) Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company's Articles of Incorporation, as amended, or By-laws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

        (e) The information contained in the Memorandum is true and correct in all material respects as of its date.

5.      COVENANTS FOLLOWING THE CLOSING; REGISTRATION RIGHTS

        (a) The Company shall use its commercially reasonable best efforts to file a "resale" registration statement (the "Registration Statement") with the SEC registering all shares of Common Stock issuable to the undersigned upon conversion of the

                Preferred Stock or exercise of the Warrants (the "Registrable Shares"), no later than 60 days following the final closing of the Private Placement (the "Final Closing Date"). The Company shall file such amendments and furnish such information as may be required for such purpose and to comply with such laws so as to continue to maintain the effectiveness of the Registration Statement from the effective date through and until the earlier of four (4) years or the date upon which all of the Registrable Shares may be sold pursuant to Rule 144(k), subject to Section 5(b) below. In the event the Registration Statement is not filed with the SEC on or prior to the date which is sixty (60) days following the Final Closing Date or if the Registration Statement is not declared effective by the SEC on or prior to the date which is one hundred twenty (120) days following the Final Closing Date, the total number of shares of Common Stock issuable upon the conversion of the Preferred Stock sold as part of the Units in the Private Placement and to be covered by the Registration Statement for each investor in the Private Placement and their permitted transferees, successors, executors or administrators (each such party, a "Holder") shall be increased by two percent (2%) per month for each month (or portion thereof) that the Registration Statement is not so filed or is not effective. Furthermore, the Company shall use its reasonable best efforts to respond to any SEC comments to the Registration Statement on or prior to the date which is twenty
                (20) business days from the date such comments are received. In the event that the Company fails to respond to such comments within twenty (20) business days, the total number of shares of Common Stock issuable upon conversion of the Preferred Stock sold as part of the Units in the Private Placement and to be covered by the Registration Statement for each Holder shall be increased by two percent (2%) per month for each month (or portion thereof) that a response to the comments to the Registration Statement has not been submitted to the SEC. Notwithstanding anything contained in this Section 5(a) to the contrary, the aggregate increases in shares of Common Stock issuable upon conversion of the Preferred Stock pursuant to this paragraph shall not exceed twenty percent (20%). The Company shall use its reasonable best efforts to have such Registration Statement declared effective by the SEC as soon as possible after the initial filing date. The Company shall have no liability to the undersigned for failure to maintain the effectiveness of the Registration Statement due to any Stop Order issued by the SEC, but shall use its commercially reasonable best efforts in such event to cause the Stop Order to be removed

        (b) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies holders of the Registrable Shares in writing of the existence of a potential material event (as defined below), holders of the Registrable Shares securities may not offer or sell any of the registered securities or engage in any other transaction involving or relating to the Registrable Shares , from the time of the giving of notice with respect to a potential material event until the Company notifies holders of the Registrable Shares that such potential material event either has been disclosed to the public or no longer constitutes a potential material event, but the Company may not issue such a suspension for more than sixty (60) days in the aggregate in any calendar year. The Company shall not be required to maintain the effectiveness of the Registration Statement during any such suspension period. "Potential material event" means the possession by the Company of material information regarding a potential transaction not ripe for disclosure in a registration statement, which will be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

        (c) The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

        (d) The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned's proposed distribution of shares of Common Stock pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information.

6.      USE OF PROCEEDS

        The Company intends to use the available net proceeds of this offering of Units for the purposes described in the Memorandum including, without limitation, for investor relations and as working capital. A significant portion of the proceeds is allocated to working capital and may be used by the Company to, among other things, acquire strategic businesses and technologies. The Company has not yet determined all of its expected expenditures, and cannot estimate the amounts to be used for each purpose set forth above. Accordingly, management will have significant flexibility in applying a substantial portion of the net proceeds of this offering. Pending use of the net proceeds as described above, Company may invest the net proceeds of the offering in short-term, interest-bearing, investment-grade securities or accounts.

7.      INSIDER TRADING PROHIBITION; INDEMNITY

        (a) Commencing on the date of execution of this Subscription Agreement by the undersigned and continuing through the date of the Initial Closing, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company, and (ii) indemnify and hold harmless the Company, the Placement Agent, and any finder or selling agent assisting in the sale of Units, and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 7(a) by the undersigned.

        (b) The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent, and any other finder or selling agent assisting in the sale of Units and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned's breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

8.      LEGENDS

FOR ALL INVESTORS:
------------------

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND ITS SUBSIDIARIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS (INCLUDING THE PREFERRED STOCK AND WARRANTS AND COMMON STOCK UNDERLYING THE WARRANTS OR INTO WHICH THE PREFERRED STOCK IS CONVERTIBLE) HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR ANY OTHER DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE UNITS (INCLUDING THE PREFERRED STOCK AND WARRANTS AND COMMON STOCK UNDERLYING THE WARRANTS OR INTO WHICH THE PREFERRED STOCK IS CONVERTIBLE) ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR NEW YORK RESIDENTS ONLY:
----------------------------

        THE PRIVATE OFFERING AND THE MEMORANDUM HAVE NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        THE PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENT MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED IN THE PRIVATE OFFERING MEMORANDUM.

9.      MISCELLANEOUS PROVISIONS

        (a) MODIFICATION. Neither this Agreement nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

        (b) NOTICES. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax or ordinary mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

        (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (d) BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

        (e) ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Placement Agent to the Company.

        (f) ENFORCEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles. Any action with respect to the subject matter of this Agreement otherwise related to the undersigned's investment in or ownership of the Company shall be litigated in the state or federal courts situated in Palm Beach County, Florida, to which jurisdiction and venue all parties consent; any such action shall be by bench trial, with each party waiving its right to trial by jury to adjudicate the matter.

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

        The undersigned hereby subscribes for the Units in the amount indicated below, acknowledges that the information contained in the Investor Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

        The undersigned desires to purchase __________________ (INSERT NUMBER) Units at $2,500 per Unit for a total purchase price of $_________________ (number of Units x $2,500). The undersigned will pay the purchase price of the Units by (CHECK ONE):

________ delivering a certified or bank check payable to "Corporate Stock Transfer, Inc., as escrow agent for Visual Management Systems, Inc.," together with this Subscription Agreement and the Investor Questionnaire.
________ sending by wire transfer the purchase price of the Units to United Western Bank as escrow bank for the Escrow Agent contemporaneously with signing and delivering this Subscription Agreement and the Investor Questionnaire.
________ a combination of those listed above. If the undersigned checks this method of payment, please describe below, the methods elected:


MANNER IN WHICH TITLE TO THE UNITS IS TO BE HELD (CHECK ONE):

__  Individual                                 __ Partnership
__  Tenants by the Entireties*                 __ Limited Liability Partnership
__  Joint Tenants with Rights of Survivorship* __ Corporation
__  Community Property*                        __ Uniform Gift to Minors Act
                                                        State:__________________
                                                        Custodian's Name:_______
                                                        Minor's Name:___________
__  Tenants in Common*                         __ Trust/Date of Trust
__  Individual Retirement  Account(IRA)*       __ Limited Liability Company
__  Keogh Plan                                 __ Pension Plan/Name:
*Two signatures required.

                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 15.

              SUBSCRIBERS THAT ARE ENTITIES MUST COMPLETE PAGE 16.

                    SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBERS

This Subscription Agreement is dated as of this _________ day of _______________, 2007 at (city) _____________________, (state) _______________.


--------------------------------------------------------------------------------
             Exact Name in Which Title is to be Held (Please Print)


-----------------------------------    -----------------------------------------
 Name (Please Print)                    Name of Additional Purchaser

-----------------------------------    -----------------------------------------
 Address of Principal Residence         Address of Additional Purchaser

-----------------------------------    -----------------------------------------
 City, State and Zip Code               City, State and Zip Code

-----------------------------------    -----------------------------------------
 Country                                Country

-----------------------------------    -----------------------------------------
 Social Security Number                 Social Security Number

-----------------------------------    -----------------------------------------
 Telephone Number                       Telephone Number

-----------------------------------    -----------------------------------------
 Fax Number (if available)              Fax Number (if available)

-----------------------------------    -----------------------------------------
 E-Mail (if available)                  E-Mail (if available)

-----------------------------------    -----------------------------------------
 (Signature)                            (Signature of Additional Purchaser)


                                   ACCEPTANCE

This Subscription Agreement is accepted as of this __________ day of _________________, 2007 for the purchase of __________ Units.

                                            The Company:__________________

                                            By: __________________________

                                            Its: _________________________

                SIGNATURE PAGE FOR SUBSCRIBERS THAT ARE ENTITIES

                     (Corporation, Partnership, Trust, Etc.)

This Subscription Agreement is dated as of this _________ day of _______________, 2007 at (city) _____________________, (state) _______________.


--------------------------------------------------------------------------------
           Name of Entity in Which Title is to be Held (Please Print)

Date of Incorporation or Organization:__________________________________________

State of Principal Office:______________________________________________________

Federal Taxpayer Identification Number:_________________________________________


--------------------------------------------
Principal Address


--------------------------------------------
City, State and Zip Code


--------------------------------------------
Country


--------------------------------------------
Telephone Number


--------------------------------------------
Fax Number (if available)


--------------------------------------------
E-Mail (if available)


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

[seal]

Attest:
       ---------------------------------        --------------------------------
        (If Entity is a Corporation)
                                                --------------------------------
                                                Address

                                   ACCEPTANCE

This Subscription Agreement is accepted as of this __________ day of _________________, 2007 for the purchase of __________ Units.


                                      The Company:___________________

                                      By: ___________________________

                                      Its: __________________________

                             INVESTOR QUESTIONNAIRE

PART I: INFORMATION TO BE PROVIDED BY ALL INVESTORS.

A. NAME OF PURCHASER:
                     -----------------------------------------------------------

B. ACCREDITATION. Check all boxes which correctly describe you:

        _____ You are a natural person whose individual net worth, or joint net worth with your spouse, at the time of purchase, exceeds $1,000,000.

        _____ You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

        _____   You are a director or officer of the Company.

        _____ You have total assets in excess of $5,000,000 and were not formed for the specific purpose of acquiring the Units offered and are any of the following: a corporation, a partnership, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code.

        _____ You are a bank or savings and loan association or other institution acting in your individual or fiduciary capacity.

        _____ You are a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

        _____   You are an insurance company.

        _____ You are an investment company or a business development company under the Investment Company Act of 1940.

        _____ You are a private business development company under the Investment Advisers Act of 1940.

        _____ You are a Small Business Investment Company licensed by the U.S. Small Business Administration under 301(c) or (d) of the Small Business Investment Act of 1958.

        _____ You are a trust, not formed for the specific purpose of acquiring the Units offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

        _____ You are an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are "accredited investors" (i.e., they meet any of the standards listed above).

        _____ You are an entity as to which all the equity owners (or, in the case of a trust, all of the income beneficiaries) are "accredited investors" (i.e., they meet the standards listed above).

        _____ None of the above, but you are a "non-U.S. Person" as that term is defined in paragraph 5(l)(i) of the Subscription Agreement.

        _____   None of the above.

C. PROVIDE ANSWERS TO THE FOLLOWING QUESTIONS:

1. Are you directly or indirectly an AFFILIATE or ASSOCIATE of any member firm of the National Association of Securities Dealers, Inc. (the "NASD")?

                             YES _____   NO _____

        An "affiliate" of a specified person is a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the specified person.

        The term "associate" means (1) any corporation or organization (other than the Company or any majority-owned subsidiary) of which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class of equity securities, (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

        If yes, please describe your affiliation or association:

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

2.      Have you made any subordinated loan to any member of the NASD?


                             YES _____   NO _____

        If yes, please set forth the details of the loan including the original amount(s), date(s), interest rate(s), other material terms, and amount(s) outstanding as of the date hereof.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

PART II: INFORMATION TO BE PROVIDED BY INDIVIDUAL INVESTORS:

List the state in which you maintain your principal residence:
                                                              ------------------

Occupation:
            --------------------------------------------------------------------

Employer:
         -----------------------------------------------------------------------

IF SELF-EMPLOYED, PROVIDE THE FOLLOWING INFORMATION:

Name of business:
                 ---------------------------------------------------------------

Length of time engaged in current business:  ________ years.

The current value of my liquid assets (cash, marketable securities, cash surrender value of my life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

                  ____  Yes  ____  No

EDUCATION:

        YEAR       SCHOOL       FIELD OF STUDY      DEGREE        DATE CONFERRED
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------



Please indicate the frequency of your investment in marketable securities, i.e., those where prices are quoted regularly on exchanges or the over-the-counter market:

       _____ often       _____ occasionally        _____ seldom    ____ never

Do you consider yourself to be an experienced and sophisticated investor?

       ____  Yes  ____  No

Do you alone, or with your Purchaser Representative, have such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of this investment and feel that you can afford the loss of my entire investment in the Units?

       ____  Yes  ____  No

    PART III: INFORMATION TO BE PROVIDED BY INVESTORS OTHER THAN INDIVIDUALS

Identify type of entity (corporation, trust, limited liability company, partnership or other entity):

--------------------------------------------------------------------------------

Identify jurisdiction under the laws of which the entity is organized:
                                                                      ----------
Identify jurisdiction when the entity was organized:
                                                    ----------------------------
Identify jurisdiction where your principal place of business is located:
                                                                        --------
Describe principal business conducted:
                                      ------------------------------------------

           (YOU MAY BE ASKED TO FURNISH A COPY OF A PROPERLY CERTIFIED
        COMPANY RESOLUTION AND ORGANIZATIONAL DOCUMENTS AUTHORIZING THE
                 INVESTOR TO MAKE AN INVESTMENT OF THIS TYPE.)


                               PART IV: SIGNATURE



        The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Units.


---------------------------------          -------------------------------------
Name of Purchaser  [please print]          Name of Co-Purchaser  [please print]


---------------------------------          -------------------------------------
Signature of Purchaser (Entities           Signature of Co-Purchaser
  please provide signature of
  Purchaser's duly authorized
  signatory.)


---------------------------------
Name of Signatory (Entities only)


---------------------------------
Title of Signatory (Entities only)

                                 PRIVACY POLICY

        It is the policy of Brookshire Securities Corporation (BSC) to respect the privacy of customers who subscribe to transactions underwritten by BSC.

        Whether its own brokers introduce Customers to BSC or the introduction was made through Selling Agents, (hereinafter referred to as "Subscribers") nonpublic personal information is protected by BSC.

        BSC does not disclose any nonpublic personal information about Subscribers to anyone, except as required or permitted by law and to effect, administer, or enforce transactions requested by Subscribers in the ordinary processing, servicing or maintaining their accounts. Furthermore, BSC does not reserve the right to disclose Subscriber's nonpublic personal information in the future without first notifying the Subscriber of a change in privacy policy and providing a convenient opportunity for Subscriber to opt out of information sharing with nonaffiliated third parties.

        Under the USA PATRIOT Act of 2001 (Public Law 107-56)(together with all rules and regulations promulgated hereunder, the "Patriot Act"), BSC and/or your broker may be required or requested to disclose to one or more regulatory and/or law enforcement bodies certain information regarding transactions relating to your account involving transactions with foreign entitles and individuals, other transactions in your account as required in the Patriot Act and other activities described in the Patriot Act as "suspicious activities". Neither BSC nor your broker shall have any obligation to advise you of any such disclosures or reports made in compliance with the Patriot Act.